                                                                   EXHIBIT 10.40


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                           FIRST AMENDMENT AND CONSENT
                                   Dated as of
                                  July 14, 2000

                                       to

                              THE CREDIT AGREEMENT
                           Dated as of April 11, 2000

                                      among

                          FIBERNET TELECOM GROUP, INC.,

                                as the Borrower,

                         VARIOUS FINANCIAL INSTITUTIONS,
                                 as the Lenders,

                       DEUTSCHE BANK AG, NEW YORK BRANCH,
                          as the Administrative Agent,

                                       and

                        DEUTSCHE BANK SECURITIES INC. and
                         TORONTO DOMINION (TEXAS), INC.,
                          as the Co-Syndications Agents







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

                                TABLE OF CONTENTS


ARTICLE I. DEFINITIONS.....................................................2


ARTICLE II. CONSENT .......................................................2


ARTICLE III. AMENDMENTS....................................................2

   Section 3.01 Definitions................................................2
   Section 3.02 Rules of Construction......................................6
   Section 3.03 Prepayments and Unscheduled Reductions in Commitments......6
   Section 3.04 SEC Filings, Press Releases and Other Financial Reports....6
   Section 3.05 Financial Statements.......................................7
   Section 3.06 Matters Related to the Transaction.........................7
   Section 3.07 Indebtedness...............................................8
   Section 3.08 Financial Covenants........................................8
   Section 3.09 Certain Restrictions in Respect of Material Contracts.....12
   Section 3.10 Events of Default.........................................12
   Section 3.11 Certain Amendments........................................13

ARTICLE IV. MISCELLANEOUS.................................................13

   Section 4.01 Execution of this First Amendment; Effectiveness..........13
   Section 4.02 Representations and Warranties............................13
   Section 4.03 Waiver....................................................13
   Section 4.04 Counterparts; Integration; Effectiveness..................14
   Section 4.05 Severability..............................................14
   Section 4.06 Governing Law.............................................14
   Section 4.07 Headings..................................................14

         FIRST AMENDMENT AND CONSENT, dated as of July 14, 2000 (this "First Amendment"), among FIBERNET TELECOM GROUP, INC., a Delaware corporation (the "Borrower"), and the financial institutions party to the Credit Agreement (as defined below) as of the date hereof as lenders (collectively, the "Lenders") to the CREDIT AGREEMENT, dated as of April 11, 2000 (the "Credit Agreement"), among the Borrower, the lenders party thereto, DEUTSCHE BANK AG, NEW YORK BRANCH, as the administrative agent (the "Administrative Agent"), and DEUTSCHE BANK SECURITIES INC. and TORONTO DOMINION (TEXAS), INC, as co-syndications agents for the Lenders.

                                    RECITALS

         A. The Borrower has formed three subsidiaries, FiberNet Holdco, Inc. ("Holdco"), FiberNet Merger Sub, Inc. ("FiberNet Merger Sub"), and Devnet Merger Sub, LLC ("Devnet Merger Sub"). Holdco is a wholly-owned subsidiary of the Borrower, and each of FiberNet Merger Sub and Devnet Merger Sub is a wholly-owned subsidiary of Holdco.

         B. The Borrower has entered into an Agreement and Plan of Reorganization, dated June 2, 2000 (the "Agreement"), with Holdco, FiberNet Merger Sub, Devnet Merger Sub, Devnet L.L.C. ("Devnet") and FP Enterprises L.L.C. ("FP Enterprises"), pursuant to which, among other things, the parties have agreed that, in accordance with the terms and conditions set forth therein
(i) FiberNet Merger Sub will merge with and into the Borrower, with the Borrower continuing as the surviving corporation, (ii) following such merger, such surviving corporation will change its name to FiberNet Operations, Inc. ("FiberNet Operations") and Holdco will change its name to FiberNet Telecom Group, Inc., and (iii) Devnet Merger Sub will merge with and into Devnet, with Devnet continuing as the surviving corporation (the transactions described in clauses (i), (ii) and (iii) being referred to as the "Transaction").

         C. Concurrently herewith, Holdco is entering into (i) a guarantee in favor of the Administrative Agent, for the benefit of the Secured Parties (as defined in the Credit Agreement), pursuant to which Holdco is guarantying the Obligations (as defined in the Credit Agreement) and (ii) a security agreement in favor of the Administrative Agent, for the benefit of the Secured Parties, pursuant to which Holdco is granting a security interest in all of the collateral described therein.

         D. The Borrower wishes to obtain the consent of the Lenders to the Transaction and to make certain amendments to the Credit Agreement, which are more particularly described herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the promises and the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

         Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

                                   ARTICLE II.
                                     CONSENT

         The Lenders hereby consent to the consummation of the Transaction in accordance with the terms and conditions set forth in the Agreement and to the execution and delivery of such related documents and instruments as shall be necessary in connection with the foregoing.

                                  ARTICLE III.
                                   AMENDMENTS

Section 3.01      Definitions.

         (a) The following defined terms are added to Section 1.01 of the Credit Agreement in their proper alphabetical order:

         "BORROWER ACKNOWLEDGEMENT OF OBLIGATIONS" means the Acknowledgement of Obligations by the Borrower in the form of Exhibit A to the First Amendment.

         "DEVNET GUARANTY AGREEMENT" means the Guaranty Agreement between Devnet and the Administrative Agent, for the benefit of the Secured Parties, substantially in the form of Exhibit D to the Parent Guaranty Agreement.

         "DEVNET SECURITY AGREEMENT" means the Subsidiary Security Agreement between Devnet and the Administrative Agent, for the benefit of the Secured Parties, substantially in the form of Exhibit E to the Parent Guaranty Agreement.

         "FIRST AMENDMENT" means the First Amendment and Consent, dated as of July 14, 2000, among the Borrower and the Lenders party thereto, to the Credit Agreement, dated as of April 11, 2000, among the Borrower, the Lenders party thereto, the Administrative Agent and the Co-Syndications Agents.

         "PARENT" means FiberNet Holdco, Inc. (to be known, upon consummation of the Transaction, as FiberNet Telecom Group, Inc.), a Delaware corporation.

         "PARENT ACKNOWLEDGEMENT OF OBLIGATIONS" means the Acknowledgement of Obligations by the Parent in the form of Exhibit F to the Parent Guaranty Agreement.

         "PARENT GUARANTY AGREEMENT" means the Guaranty Agreement, dated as of July 14, 2000, between the Parent and the Administrative Agent, for the benefit of the Secured Parties, in form and substance satisfactory to the Administrative Agent.

         "PARENT PLEDGE AGREEMENTS" means the Pledge Agreements between the Parent and the Administrative Agent, for the benefit of the Secured Parties, substantially in the form of Exhibits A and B to the Parent Guaranty Agreement.

         "PARENT SECURITY AGREEMENT" means the Security Agreement, dated as of July 14, 2000, between the Parent and the Administrative Agent, for the benefit of the Secured Parties, in form and substance satisfactory to the Administrative Agent.

         "TRANSACTION" has the meaning assigned to such term in Recital B to the First Amendment.

              (b) The definition of "ASSET SALE" is amended by adding the words "or Devnet or any of its Subsidiaries" after the words "the Borrower or any of its Subsidiaries" in the first, third and fifth lines thereof.

              (c) The definition of "AVAILABLE CASH" is amended by adding the words "plus all amounts that would, in conformity with GAAP, be included on a consolidated balance sheet of Devnet and its Subsidiaries as Cash and Cash Equivalents" after the words "the Borrower and its Subsidiaries as Cash and Cash Equivalents".

              (d) The definition of "CASUALTY PROCEEDS" is amended by adding the words "or Devnet or any of its Subsidiaries" after the words "the Borrower or any of its Subsidiaries" in the second line thereof.

              (e) The definition of "CHANGE IN CONTROL" is deleted in its entirety and replaced with the following:

                  "CHANGE IN CONTROL" means and shall be deemed to have occurred if (i) there shall have occurred the sale, lease, transfer or other disposition, in one or a series of related transactions, of (a) all or substantially all of the assets of the Parent and its Subsidiaries taken as a whole to any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) or (b) 20% or more of the Capital Stock of the Parent to any such "person" or "group"; (ii) during any period of twelve consecutive months, individuals who at the beginning of such period constituted the board of directors of the Borrower (together with any new directors whose election by such board or whose nomination for election by the shareholders of the Borrower was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved), cease for any reason to constitute a majority of the board of directors of the Borrower then in office; (iii) the holders of Capital Stock of the Parent or any of its Subsidiaries shall approve any plan or proposal for the liquidation or dissolution of the Parent or any such Subsidiary; (iv) the Borrower shall cease to own, directly or indirectly, 100% of the voting and economic interests in FiberNet Telecom, Inc.; (v) the Borrower shall cease to own, directly or indirectly, 100% of the voting and economic interests in FiberNet Equal Access, L.L.C.; (vi) the Borrower shall cease to own, directly or indirectly, 100% of the voting and economic interests in Local Fiber,

         L.L.C.; (vii) the Parent shall cease to own, directly or indirectly, 100% of the voting and economic interests in the Borrower; or (viii) the Parent shall cease to own, directly or indirectly, 100% of the voting and economic interests in Devnet.

              (f) The definition of "COLLATERAL DOCUMENTS" is amended by adding the words "the Parent Pledge Agreements (following the consummation of the Transaction), the Parent Security Agreement, the Parent Guaranty Agreement, the Devnet Security Agreement (following the consummation of the Transaction), the Devnet Guaranty Agreement (following the consummation of the Transaction)," after the words "each Control Agreement".

              (g) The definition of "CONSOLIDATED CAPITALIZATION" is amended by adding the words "plus (iv) the aggregate amount of cash equity contributed to Devnet or any of its Subsidiaries by any Person other than Devnet or any such Subsidiary, plus (v) Devnet's Consolidated Total Debt," before the words "all as determined on a consolidated basis in accordance with GAAP".

              (h) The definition of "CONSOLIDATED EBITDA" is amended by adding the words "or Devnet and its Subsidiaries" after the words "the Borrower and its Subsidiaries" in the seventeenth and eighteenth lines thereof and by adding the words "Devnet or its Subsidiaries" after the words "the Borrower or its Subsidiaries" in the thirtieth line thereof.

              (i) The definition of "CONSOLIDATED FIXED CHARGE COVERAGE RATIO" is amended by (i) deleting the words "the Borrower's" from the second line thereof , (ii) adding the words "of the Borrower and Devnet, taken together," after the words "Consolidated EBITDA" in the second line thereof, and (iii) adding the words "and Devnet and its Subsidiaries" after the words "amounts actually paid by the Borrower and its Subsidiaries" in the fourth line thereof.

              (j) The definition of "CONSOLIDATED FIXED CHARGES" is amended by
(i) deleting the words "the Borrower's" from the second line thereof , (ii) adding the words "of the Borrower and Devnet, taken together," after the words "Consolidated Interest Expense" in the second line thereof, (iii) adding the words ", and Devnet and its Subsidiaries, in each case" after the words "provision for cash income taxes made by the Borrower or any of its Subsidiaries" in the third line thereof and (iv) adding the words "and Devnet or any of its Subsidiaries" after the word "Subsidiaries" in the last line thereof.

              (k) The definition of "CONSOLIDATED INTEREST COVERAGE RATIO" is amended by (i) adding the words ", together with Consolidated EBITDA of Devnet and its Subsidiaries, in each case" after the words "Consolidated EBITDA of the Borrower and its Subsidiaries" and (ii) adding the words ", together with Consolidated Interest Expense of Devnet and its Subsidiaries, in each case" after the words "Consolidated Interest Expense of the Borrower and its Subsidiaries".

              (l) The definition of "CONSOLIDATED LEVERAGE RATIO" is amended by deleting the words "the Borrower's" each time that they appear in the second line thereof and by adding the words "for the Borrower and Devnet, taken together," after the words "Consolidated EBITDA" in the third line thereof.

              (m) The definition of "CONSOLIDATED NET INCOME" is amended by (i) adding the words "or of Devnet and its consolidated Subsidiaries for any period" after the words "of the Borrower and its consolidated Subsidiaries for any Period" in the fourth line thereof, and (ii) adding the words "or Devnet" after the words "of the Borrower" in the sixth line thereof, (iii) adding the words "or Devnet or any of its Subsidiaries" after the words "of its Subsidiaries" in the seventh line thereof, (iv) adding the words "or Devnet" before the parenthetical ")" in the eighth line thereof, (v) adding the words "or Devnet or any of its Subsidiaries" after the words "the Borrower or any of its Subsidiaries" in the eighth line thereof, (vi) adding the words ", Devnet" after the words "received by the Borrower" in the ninth line thereof, and (vii) adding the words "or Devnet" after the words "earnings of any Subsidiary of the Borrower" in the eleventh line thereof.

              (n) The definition of "CONSOLIDATED TOTAL DEBT" is amended by adding the words ", together with the aggregate principal amount of all Indebtedness of Devnet and its Subsidiaries at such date, all" before the words "as determined on a consolidated basis in accordance with GAAP".

              (o) The definition of "CONTROL AGREEMENT" is amended by adding the words "the Parent, Devnet, a Subsidiary of Devnet," after the words "institution party thereto".

              (p) The definition of "DEVNET" is amended by deleting the comma (",") between the words "Devnet" and "L.L.C.".

              (q) The definition of "MATERIAL CONTRACT" is amended by adding the words "or Devnet or any of its Subsidiaries" after the word "Subsidiaries" in the sixth line thereof.

              (r) The definition of "NET ASSET SALE PROCEEDS" is amended by adding the words "or Devnet or any of its Subsidiaries" after the words "the Borrower or any of its Subsidiaries" in the second and eighth lines thereof.

              (s) The definition of "NET LOSS PROCEEDS" is amended by adding the words "or Devnet or any of its Subsidiaries" after the words "the Borrower or any of its Subsidiaries" in the second and seventh lines thereof.

              (t) The definition of "NET REVENUE" is amended by adding the words ", together with all revenue received by Devnet and any of its Subsidiaries, that would, in conformity with GAAP, be included on the consolidated income statement of Devnet as revenue at such date" after the words "as revenue at such date".

              (u) The definition of "NPPE" is amended by adding the words "together with all plant, property and equipment of Devnet and any of its Subsidiaries, in each case" after the words "equipment of the Borrower and any of its Subsidiaries,".

              (v) The definition of "PERMITTED INVESTMENTS" is amended by deleting the word "and" which appears immediately before clause (viii) and by adding the following clause (ix) immediately prior to the period ("."):

         "; (ix) loans made by the Borrower to a wholly-owned Subsidiary of the Borrower, to Devnet or to a wholly-owned subsidiary of Devnet which would be permitted to be incurred by such borrowing party pursuant to Section 6.1(viii) hereof or Section 4.2(vii) of the Devnet Guaranty Agreement"

              (w) The definition of "PROJECTIONS" is amended by (i) adding the words "and Devnet and its Subsidiaries" before the words "prepared by the management" in the second line thereof and (ii) adding the words ", as updated from time to time in accordance with Section 5.3 hereof" after the word "Lenders" in the last line thereof.

              (x) The definition of "TELECOMMUNICATIONS BUSINESS" is amended by adding the words "or Devnet or its Subsidiaries" after the word "Subsidiaries" in the second and eighth lines thereof.

         Section 3.02 Rules of Construction.

         Section 1.3 of the Credit Agreement is amended by adding the following section thereto:

         "J. Following the consummation of the Transaction, all references herein and in the other Loan Documents (i) to "FiberNet Telecom Group, Inc." (other than those deemed to be references to such entity by virtue of clause
(iii) hereof) shall be deemed to be references to "FiberNet Operations, Inc.",
(ii) to "Devnet Merger Sub, Inc." shall be deemed to be references to "Devnet L.L.C." and (iii) to "FiberNet Holdco, Inc." shall be deemed to be references to "FiberNet Telecom Group, Inc.", in each case unless the context otherwise requires (such as a reference to any such entity prior to the consummation of the Transaction)."

         Section 3.03 Prepayments and Unscheduled Reductions in Commitments.


              (a) Section 2.5.B.(iii)(a) of the Credit Agreement is amended by adding the words "or Devnet or any of its Subsidiaries" after the words "the Borrower or any of its Subsidiaries" in the third line thereof.

              (b) Section 2.5.B.(iii)(b) of the Credit Agreement is amended by adding the words "or Devnet or any of its Subsidiaries" after the words "the Borrower or any of its Subsidiaries" in the third, seventh and eleventh lines thereof.

              (c) Section 2.5.B.(iii)(c) of the Credit Agreement is amended by
(i) adding the words "or Devnet or any of its Subsidiaries" after the words "the Borrower or any of its Subsidiaries" in the third line thereof and (ii) adding the words "or Devnet or any of their respective Subsidiaries" after the words "applied by the Borrower" in the sixth line thereof.

         Section 3.04 SEC Filings, Press Releases and Other Financial Reports.

         Section 5.1.(vii) of the Credit Agreement is amended by replacing the word "Borrower" in the third, sixth, ninth and tenth lines thereof with the word "Parent".

         Section 3.05 Financial Statements.

         Section 5.1 to the Credit Agreement is amended by adding at the end thereof the following paragraph:

         "Notwithstanding anything to the contrary in this Section 5.1, the Borrower may, in lieu of delivering the consolidated balance sheets and related consolidated statements of income, cash flow and stockholders' or members' equity of the Borrower and its Subsidiaries, the certifications, certificates and reconciliation statements of the chief financial officer or treasurer of the Borrower with respect to the Borrower and its Subsidiaries, and the independent certified public accountant reports with respect to the Borrower and its Subsidiaries (in each case as more particularly described in Sections 5.1(i) through (vi)), deliver consolidated balance sheets and related consolidated statements of income, cash flow and stockholders' or members' equity of the Parent and its Subsidiaries, certifications, certificates and reconciliation statements of the chief financial officer or treasurer of the Parent with respect to the Parent and its Subsidiaries, and independent certified public accountant reports with respect to the Parent and its Subsidiaries (in each case as more particularly described in such Sections 5.1(i) through (vi) with respect to the Borrower and its Subsidiaries, assuming, for such purpose that references to the Borrower in such sections are deemed to be references to the Parent) as long as no event has occurred, and no actions have been taken by or on behalf of the Parent, that would cause such consolidated financial statements of the Parent and its Subsidiaries (other than the statement of stockholders' equity) to contain information different than what would be derived by aggregating the comparable financial statements of the Borrower and its Subsidiaries with those of Devnet and its Subsidiaries."

         Section 3.06 Matters Related to the Transaction.

         The following covenant shall be added to Article V to the Credit
Agreement:

         "SECTION 5.17.  MATTERS RELATED TO THE TRANSACTION.

         A. CONSUMMATION OF THE TRANSACTION. Promptly, but in any event not later than [__] days, following the consummation of the Transaction, the Borrower shall (i) deliver to the Administrative Agent (a) a secretary's certificate attaching true, correct and complete copies of the documentation evidencing such consummation, including documentation evidencing the mergers comprising the Transaction and the change of name of (x) FiberNet Telecom Group, Inc. to FiberNet Operations, Inc. and (y) FiberNet Holdco, Inc. to FiberNet Telecom Group, Inc., and any other material documentation entered into in connection with the consummation of the Transaction, (b) an opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo PC substantially in the form of Exhibit B to the First Amendment, (c) the Borrower Acknowledgement of Obligations, (d) an amendment to the Borrower Pledge Agreement substantially in the form of Exhibit C to the First Amendment and (e) corporate documentation ancillary to the foregoing reasonably requested by the Administrative Agent (such as secretary's resolutions and incumbency certificates) and (ii) take and cause to be taken all steps contemplated by Section 5.11 that may be reasonably necessary as a result of the consummation of the Transaction.

         B. FAILURE TO CONSUMMATE THE TRANSACTION. If the Transaction shall not have been consummated by August 24, 2000 the Borrower shall, to the extent not previously taken, take or cause to be taken all of the actions contemplated by Sections 5.11 and 6.5.B. with respect to any Subsidiary of the Borrower formed in contemplation of the Transaction (including FiberNet Holdco, Inc., FiberNet Merger Sub, Inc. and Devnet Merger Sub, LLC)."

         Section 3.07 Indebtedness.

              (a) Section 6.1.(iv) of the Credit Agreement is amended by adding the words ", when taken together with any such debt incurred by Devnet or any of its Subsidiaries," after the words "such Indebtedness" in the fifth line thereof.

              (b) Section 6.1.(vii) of the Credit Agreement is amended by (i) deleting the word "with" from the second line thereof and (ii) adding the words ", which, when taken together with all such other Indebtedness of Devnet and its Subsidiaries, has" after the words "to other Indebtedness" in the second line thereof.

              (c) Section 6.1 of the Credit Agreement is amended by deleting the word "and" after the semicolon in clause (vi) thereof and by adding the following clause (viii) immediately prior to the period ("."):

         "; and

         (viii) any wholly-owned Subsidiary of the Borrower may become liable with respect to loans made to it by the Borrower as long as (x) such Indebtedness is evidenced by a promissory note in form and substance reasonably satisfactory to the Administrative Agent which shall be pledged to the Administrative Agent pursuant to the Borrower Pledge Agreement and (y) the proceeds of such loan is used to provide for working capital and general corporate needs of such Subsidiary or to fund the acquisition of Telecommunications Assets by such Subsidiary."

         Section 3.08 Financial Covenants.

              (a) Section 6.6.A. of the Credit Agreement is amended by deleting the words "the Borrower's" from the third, seventh and eleventh lines thereof.

              (b) Section 6.6.B. of the Credit Agreement is amended by (i) deleting the words "the Borrower's" from the second line thereof and (ii) adding the words "of the Borrower and Devnet, taken together, after the words "Consolidated Interest Expense" in the last line thereof.

              (c) Section 6.6.C. of the Credit Agreement is amended by (i) deleting the word "its" from the second line thereof and (ii) deleting the chart which appears immediately after the words "set forth below:" in the third line thereof and adding the following chart after the words "set forth below:" in the third line thereof:

                                             MINIMUM CUMULATIVE REVENUE
                                               FROM JANUARY 1, 2000
                      DATE                         (IN DOLLARS)
              -------------------            -------------------------
                 June 30, 2000                        1,105,800
               September 30, 2000                     5,821,700
               December 31, 2000                     14,294,300
                 March 31, 2001                      23,234,200
                 June 30, 2001                       33,420,100
               September 30, 2001                    45,686,100


              (d) Section 6.6.D. of the Credit Agreement is amended by (i) deleting the word "its" from the second line thereof, (ii) adding the words "of the Borrower and Devnet, taken together," after the words "cumulative Consolidated EBITDA" in the second line thereof and (iii) deleting the chart which appears immediately after the words "set forth below:" in the fourth line thereof and adding the following chart after the words "set forth below:" in the fourth line thereof:


                                                 MINIMUM CUMULATIVE
                                              CONSOLIDATED EBITDA FROM
                                                  JANUARY 1, 2000
                     DATE                          (IN DOLLARS)
              -------------------            -------------------------
                 June 30, 2000                      (12,887,200)
               September 30, 2000                   (19,349,100)
               December 31, 2000                    (19,427,500)
                 March 31, 2001                     (20,735,700)
                 June 30, 2001                      (21,185,400)
               September 30, 2001                   (19,739,200)

              (e) Section 6.6.E. of the Credit Agreement is amended by deleting the word "the Borrower's" from the third line thereof.

              (f) Section 6.6.F. of the Credit Agreement is amended by (i) deleting the word "its" from the second line thereof, (ii) adding the words "for the Borrower and Devnet, taken together," after the words "cumulative Consolidated Capital Expenditures" in the second line thereof and (iii) deleting the chart which appears immediately after the words "set forth below:" in the fourth line thereof and adding the following chart after the words "set forth below:" in the fourth line thereof:

                                                    MAXIMUM CUMULATIVE
                                                   CONSOLIDATED CAPITAL
                                                    EXPENDITURES FROM
                                                     JANUARY 1, 2000
                      DATE                             (IN DOLLARS)
              -------------------               -------------------------
                  June 30, 2000                         81,472,200
               September 30, 2000                      127,851,100
                December 31, 2000                      168,867,600
                 March 31, 2001                        181,006,000
                  June 30, 2001                        187,602,100
               September 30, 2001                      203,113,600


              (g) Section 6.6.G. of the Credit Agreement is amended by deleting the chart which appears immediately after the words "set forth below:" in the second line thereof and adding the following chart after the words "set forth below:" in the second line thereof:


                     DATE                      CONSOLIDATED LEVERAGE RATIO
             -----------------------           ---------------------------
                December 31, 2001                       8.8 to 1.0
                 March 31, 2002                         7.0 to 1.0
                  June 30, 2002                         5.5 to 1.0

                      DATE                      CONSOLIDATED LEVERAGE RATIO
             -----------------------           ---------------------------
               September 30, 2002                       4.0 to 1.0
                December 31, 2002                       3.0 to 1.0
                 March 31, 2003                         2.5 to 1.0
                  June 30, 2003                         2.0 to 1.0
               September 30, 2003                       2.0 to 1.0
                December 31, 2003                       2.0 to 1.0
                 March 31, 2004                         2.0 to 1.0
                  June 30, 2004                         2.0 to 1.0
               September 30, 2004                       2.0 to 1.0



              (h) Section 6.6.J. of the Credit Agreement is amended by (i) deleting the word "its" from the second line thereof, (ii) adding the words "of the Borrower and Devnet, taken together," after the words "cumulative Consolidated Capital Expenditures" in the second line thereof and (iii) deleting the chart which appears immediately after the words "set forth below:" in the fourth line thereof and adding the following chart after the words "set forth below:" in the fourth line thereof:

                                                   MAXIMUM CUMULATIVE
                                                  CONSOLIDATED CAPITAL
                                                      EXPENDITURES
                                                  FROM JANUARY 1, 2000
                      DATE                            (IN DOLLARS)
             -----------------------           ---------------------------
                December 31, 2001                      211,148,400
                 March 31, 2002                        224,727,700
                  June 30, 2002                        233,214,700
               September 30, 2002                      247,602,500
                December 31, 2002                      256,350,400
                 March 31, 2003                        266,736,400

                                                   MAXIMUM CUMULATIVE
                                                  CONSOLIDATED CAPITAL
                                                      EXPENDITURES
                                                  FROM JANUARY 1, 2000
                      DATE                            (IN DOLLARS)
             -----------------------           ---------------------------

                 June 30, 2003                        273,312,300
               September 30, 2003                      281,568,200
                December 31, 2003                      287,064,300
                 March 31, 2004                        293,174,600
                  June 30, 2004                        297,946,700
               September 30, 2004                      303,834,500


         Section 3.09 Certain Restrictions in Respect of Material Contracts.

         Section 6.13.C. of the Credit Agreement is deleted in its entirety.

         Section 3.10 Events of Default.


              (a) Section 7.1 of the Credit Agreement is amended by adding the words "or the Parent or Devnet or any of its Subsidiaries" after the words "Borrower or any of its Subsidiaries" in the fifth line thereof.

              (b) Section 7.2 of the Credit Agreement is amended by adding the words "or Devnet or any of its Subsidiaries (i)" after the words "Borrower or any of its Subsidiaries" in the first line thereof.

              (c) Section 7.4 of the Credit Agreement is amended by (i) adding the words "or (c) Devnet or (d) any Subsidiary of Devnet" after the words "Subsidiary of the Borrower" in the third line thereof and (ii) adding the words "or (3) Devnet or (4) any Subsidiary of Devnet" after the words "(2) any Subsidiary of the Borrower" in the last line thereof.

              (d) Section 7.5 of the Credit Agreement is amended by (i) adding the words "or Devnet or any Subsidiary of Devnet" after the words "Subsidiary of the Borrower" in the first line thereof and (ii) adding the words "or (c) Devnet or (d) any Subsidiary of Devnet" after the words "Subsidiary of the Borrower" in the sixth line thereof .

              (e) Section 7.6 of the Credit Agreement is amended by adding the words "or Devnet or any of its Subsidiaries" after the words "Borrower or any of its Subsidiaries" in the third, seventh and ninth lines thereof.

              (f) Section 7.7 of the Credit Agreement is amended by adding the words "or Devnet or any of its Subsidiaries" after the words "Borrower or any of its Subsidiaries" in each place in which such phrase or portion thereof appears in the second line thereof.

              (g) Section 7.11 of the Credit Agreement is amended by adding the words "or Devnet or any of its Subsidiaries" after the words "Borrower or any of its Subsidiaries" in the second line thereof.

              (h) Section 7.12 of the Credit Agreement is amended by adding the words "or Devnet or any of its Subsidiaries" after the words "of its Subsidiaries" in the first and fourth lines thereof.

              (i) Section 7.14 of the Credit Agreement is amended by adding the words "or Devnet or any of its Subsidiaries" after the words "Borrower or any of its Subsidiaries" in the second line thereof.

         Section 3.11 Certain Amendments.

         Section 9.6 of the Credit Agreement is amended by adding the words "or the Parent" after the words "any Subsidiary Guarantor" in clause (ix) thereof and by adding the words "or Parent Guaranty Agreement" after the words "Subsidiary Guaranty Agreement" in clause (ix) thereof.

                                   ARTICLE IV.
                                  MISCELLANEOUS

         Section 4.01 Execution of this First Amendment; Effectiveness.

              (a) This First Amendment is executed and shall be construed as an amendment to the Credit Agreement, and, as provided in the Credit Agreement, this First Amendment forms a part thereof.

              (b) The amendments set forth in Sections 3.01(b), (c), (d), (e),
(g), (h), (i), (j), (k), (l), (m), (n), (o), (q), (r), (s), (t), (u), (v), (w),
and (x) and Sections 3.03, 3.04, 3.05, 3.07(a), 3.07(b), 3.08, 3.09 and 3.10,
shall become effective upon the consummation of the Transaction. All other provisions hereof shall be effective upon the date hereof.

         Section 4.02 Representations and Warranties.

         The Borrower hereby represents and warrants to the Administrative Agent, the Lead Agents and the Lenders that (a) all consents, approvals and authorizations necessary for the Borrower's execution, delivery and performance of this First Amendment have been obtained or made and (b) this First Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

         Section 4.03 Waiver.

         This First Amendment is made in amendment and modification of, but not extinguishment of, the obligations set forth in the Credit Agreement and the other Loan Documents and, except as specifically modified pursuant to the terms of this First Amendment, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. Nothing herein shall limit in any way the rights and remedies of the Administrative Agent and the Lenders under the Credit Agreement and the other Loan Documents. The consent granted herein is limited strictly to its terms, shall apply only to the consummation of the Transaction in its entirety, shall not extent to or effect any of the other obligations of the Borrower or any other Loan Party under any Loan Document and shall not impair any rights consequent thereon. The Lenders shall not have any obligation to issue any other or further consent or waiver with respect to the Transaction or any other matter. The execution and delivery by the Lenders of this First Amendment shall not constitute a waiver, forbearance or other indulgence with respect to any Potential Event of Default or Event of Default now existing or hereafter arising.

         Section 4.04 Counterparts; Integration; Effectiveness.

         This First Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This First Amendment and any agreements referred to herein constitute the entire contract among the parties hereto relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This First Amendment shall become effective when it shall have been executed by each of the Borrower and each of the Lenders listed on the signature pages hereof, and thereafter shall be binding upon and inure to the benefit of the parties hereto and, subject to and in accordance with Section 9.16 of the Credit Agreement, their respective successors and assigns. Delivery of an executed counterpart of a signature page of this First Amendment by telecopy shall be as effective as delivery of a manually executed counterpart of this First Amendment.

         Section 4.05 Severability.

         Any provision of this First Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

         Section 4.06 Governing Law.

         This First Amendment shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflicts of law provisions thereof, other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York.

         Section 4.07 Headings.

         Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this First Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this First Amendment.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                    FIBERNET TELECOM GROUP, INC.


                                    By: /s/ Jon A. DeLuca
                                       -----------------------------------------
                                       Name:  Jon A. DeLuca
                                       Title: Vice President - Finance


                                    DEUTSCHE BANK AG, NEW YORK
                                    BRANCH, as Lender

                                    By: /s/ Jon D. Storck
                                       -----------------------------------------
                                       Name:  Jon D. Storck
                                       Title: Vice President



                                    By: /s/ Alexander Richarz
                                       -----------------------------------------
                                       Name:  Alexander Richarz
                                       Title: Assistant Vice President


                                    TORONTO DOMINION (TEXAS), INC.,
                                    as Lender

                                    By: /s/ Alva J. Jones
                                       -----------------------------------------
                                       Name:  Alva J. Jones
                                       Title: Vice President


                                    NORTEL NETWORKS INC.,
                                    as Lender

                                    By: /s/ Paul D. Day
                                       -----------------------------------------
                                       Name:  Paul D. Day
                                       Title: VP, Customer Finance




                   [FIRST AMENDMENT TO THE CREDIT AGREEMENT]

                                    IBM CREDIT CORPORATION,
                                    as Lender

                                    By:  /s/ Ronald J. Bachner
                                       -----------------------------------------
                                       Name:  Ronald J. Bachner
                                       Title: Manager, Commercial & Specialty
                                              Financing Sales












                   [FIRST AMENDMENT TO THE CREDIT AGREEMENT]